Press Release
INNOVATIVE SOLUTIONS & SUPPORT, INC. ANNOUNCES RECORD 1ST QUARTER FULLY DILUTED EPS GROWTH OF 264% TO $0.51/SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2004.

Exton, PA.--(BUSINESS WIRE)--January 19, 2005--Innovative Solutions & Support, Inc. (NASDAQ:ISSC-news) today announced the following record results for the 1st quarter ended December 31, 2004:

         Q1 FY 2005
         o Sales              up 123% to a record $19.0 million.
         o Net income         up 285% to a record $6.2 million.
         o EPS, diluted       up 264% to a record $0.51 a share
         o Backlog            up 39% to a record $36.2 million
         o Cash Flow          Record $7.5 million


Please refer to the accompanying schedules highlighting our Statement of Operations and Balance Sheet.

A Company spokesperson commented: "In the 1st quarter we experienced strong demand for our Air Data equipment as compliance for Domestic Reduced Vertical Separation Minimum (DRVSM) approaches its effective date of January 20, 2005. We also expect demand for our Air Data equipment beyond the compliance date as a result of delayed DRVSM installations. According to a January 10, 2005 article in Aviation Week & Space Technology magazine, 'only 6,100 business jets or 62% of the eligible fleet have been outfitted'. Beyond DRVSM, we expect on going demand for the replacement of aged, obsolete and troublesome Air Data equipment."

The General Aviation market (business jets) currently represents the largest demand for DRVSM solutions. In this market, Innovative Solutions is a leading supplier of Air Data equipment with certified solutions for Falcon, Cessna Citation, Learjet, Gulfstream, Sabreliner, Raytheon King Air, Beechjet, Westwind, Hawker and Challenger business aircraft. The Company also has certified solutions for a wide variety of commercial air transport aircraft including DC-8's, DC-9's, B-707's, B-727's and B-737's, and Military aircraft including A-10's, KC-135's, RC-135's and C-130's.

At December 31, 2004 the Company's backlog reached a record $36.2 million. This reflects a 39% increase from the December 31, 2003 backlog of $26 million.

The company will host a conference call tomorrow morning, January 20, 2005 at 10:00 am local time (EST) to discuss these results and our business outlook. Please call in to participate at (888) 792-8459. Also, our web site (www.innovative-ss.com) will carry the conference call live and have it available for subsequent listening for a period of 30 days.
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Headquartered in Exton, PA. Innovative Solutions & Support, Inc.
(www.innovative-ss.com) designs, manufactures and markets Air Data flight information computers, Flat Panel display systems and advanced monitoring systems that measure and display critical flight information. This includes data relative to aircraft separation, airspeed and altitude as well as fuel measurements.

Certain matters discussed in this news release, including operating and financial results for future periods, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially, either better or worse, from those discussed including other risks and uncertainties reflected in the Company's prospectus and Form 10-K annual report on file with the SEC.

Contact Mr. James Reilly at (610) 646-9800

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                      INNOVATIVE SOLUTIONS & SUPPORT, INC.
                                 BALANCE SHEET

                                                                       ACTUAL                   ACTUAL
                                                                  SEPTEMBER 30, 2004       DECEMBER 31, 2004
                                                                  ------------------       -----------------
                            ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                         $ 65,867,167             $ 73,340,686
  Accounts receivable                                                  5,003,100                5,196,164
  Inventories                                                          5,191,628                5,543,742
  Deferred income taxes                                                  984,111                  984,111
  Prepaid expenses                                                       665,276                  580,648
                                                                    ------------             ------------
     Total current assets                                             77,711,282               85,645,351
                                                                    ------------             ------------

Property and equipment, net                                            9,620,231                9,552,118
                                                                    ------------             ------------

Other assets                                                             137,114                  134,114
                                                                    ------------             ------------

TOTAL ASSETS                                                        $ 87,468,627             $ 95,331,583
                                                                    ============             ============

             LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of note payable                                      $ 100,000                $ 100,000
  Current portion of capitalized lease obligation                          7,257                    7,257
  Accounts payable                                                     1,696,247                1,347,804
  Accrued expenses                                                     4,754,641                6,381,509
  Deferred revenue                                                       526,023                  523,732
                                                                    ------------             ------------
     Total current liabilities                                         7,084,168                8,360,302
                                                                    ------------             ------------

  Note payable                                                         4,235,000                4,235,000
                                                                    ------------             ------------
  Capitalized lease obligation                                            20,681                   18,819
                                                                    ------------             ------------
  Deferred revenue                                                       261,934                  244,316
                                                                    ------------             ------------
  Deferred income taxes                                                  411,857                  411,857
                                                                    ------------             ------------

SHAREHOLDERS' EQUITY:
  Common stock                                                            13,515                   13,536
  Additional paid-in capital                                          48,712,289               49,125,767
  Retained earnings                                                   37,342,940               43,535,743
  Treasury stock                                                     (10,613,757)             (10,613,757)
                                                                    ------------             ------------
     Total shareholders' equity                                       75,454,987               82,061,289
                                                                    ------------             ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $ 87,468,627             $ 95,331,583
                                                                    ============             ============

                      INNOVATIVE SOLUTIONS & SUPPORT, INC.
                            STATEMENT OF OPERATIONS

                                                          THREE MONTHS ENDED
                                                              DECEMBER 31,
                                                 -------------------------------------
                                                        2003                 2004
                                                 -------------------------------------
Revenues                                              $ 8,523,336        $ 18,978,804

Cost of Sales                                           3,481,411           6,182,143
                                                 -------------------------------------

Gross profit                                            5,041,925          12,796,661
                                                 -------------------------------------

Research and development                                1,009,275           1,271,531
Selling, general and administrative                     1,640,620           2,028,467
                                                 -------------------------------------

Operating income                                        2,392,030           9,496,663
                                                 -------------------------------------

Interest income                                           112,671             283,250
Interest expense                                          (31,855)            (39,738)
                                                 -------------------------------------

Income before income taxes                              2,472,846           9,740,175

Income tax expense                                        865,496           3,547,372
                                                 -------------------------------------

Net Income                                            $ 1,607,350         $ 6,192,803
                                                 -------------------------------------

Net Income per Common Share
     Basic                                                 $ 0.14              $ 0.52
     Diluted                                               $ 0.14              $ 0.51

Weighted Average Shares Outstanding
     Basic                                             11,412,614          11,835,138
     Diluted                                           11,776,015          12,180,275